UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2005

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KRISPY KREME DOUGHNUTS, INC.
(Exact name of registrant as specified in its charter)

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North Carolina	001-16485	56-2169715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

370 Knollwood Street, Winston-Salem, North Carolina 27103
(Address of principal executive offices)

Registrant’s telephone number, including area code: (336) 725-2981

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 13, 2005, Krispy Kreme Doughnut Corporation (“KKDC”), a wholly owned subsidiary of Krispy Kreme Doughnuts, Inc. (the “Company”), entered into Amendment No. 3 (the “First Lien Amendment”), dated as of December 12, 2005, to its First Lien Credit Agreement, dated as of April 1, 2005, as amended (the “First Lien Credit Agreement”), pursuant to which the required lenders under the First Lien Credit Agreement agreed to certain amendments to the First Lien Credit Agreement. The First Lien Amendment was entered into by KKDC, the Company, the subsidiary guarantors under the First Lien Credit Agreement (other than Freedom Rings, LLC) and the required lenders under the First Lien Credit Agreement.

On December 13, 2005, KKDC entered into Amendment No. 3 (the “Second Lien Amendment”), dated as of December 12, 2005, to its Second Lien Credit Agreement, dated as of April 1, 2005, as amended (the “Second Lien Credit Agreement”), pursuant to which the required lenders under the Second Lien Credit Agreement agreed to certain amendments to the Second Lien Credit Agreement. The Second Lien Amendment was entered into by KKDC, the Company, the subsidiary guarantors under the Second Lien Credit Agreement (other than Freedom Rings, LLC) and the required lenders under the Second Lien Credit Agreement.

A copy of the First Lien Amendment is attached hereto as Exhibit 10.1 and is incorporated by reference into this Item 1.01.

A copy of the Second Lien Amendment is attached hereto as Exhibit 10.2 and is incorporated by reference into this Item 1.01.

Item 2.02  Results of Operations and Financial Condition.
Item 7.01  Regulation FD Disclosure.

Pursuant to Items 2.02 and 7.01 of this current report, the Company hereby furnishes the information set forth in its press release issued on December 13, 2005, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.   Description

10.1	Amendment No. 3, dated as of December 12, 2005, to the First Lien Credit Agreement, dated as of April 1, 2005, as amended, among KKDC, the Company, the Subsidiary Guarantors party thereto, the Lenders party thereto, Credit Suisse (formerly known as Credit Suisse First Boston), as Administrative Agent and Issuing Lender, and Wells Fargo Foothill, Inc., as Collateral Agent, Issuing Lender and Swingline Lender, is being filed pursuant to Item 1.01.

10.2	Amendment No. 3, dated as of December 12, 2005, to the Second Lien Credit Agreement, dated as of April 1, 2005, as amended, among KKDC, the Company,

the Subsidiary Guarantors party thereto, the Lenders party thereto, Credit Suisse (formerly known as Credit Suisse First Boston), as Administrative Agent, Paying Agent, Fronting Bank and Collateral Agent, is being filed pursuant to Item 1.01.

99.1
Press Release (“Krispy Kreme Announces Third Quarter Revenues of Approximately $130 Million; Company Receives Extension for Delivery of Financial Statements and Amendments to Financial Covenants from Lenders; Estimate of Financial Statement Adjustments Increased from $25.6 Million to $35.1 Million”), dated December 13, 2005, is being furnished pursuant to Items 2.02 and 7.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KRISPY KREME DOUGHNUTS, INC.
Dated: December 13, 2005

By:  /s/ Michael C. Phalen

Michael C. Phalen
    Chief Financial Officer